EXHIBIT 10.13



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                                15% SECURED NOTE


      FOR VALUE RECEIVED, Vanguard Energy Corporation, a Colorado corporation, and its successors and assigns, (the "Company") promises to pay to the order of_______________ (the "Holder") or, the principal sum of Twenty-Five Thousand Dollars ($25,000) in lawful money of the United States of America, together with interest on so much of the principal balance thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

      This Note is one of a series of Notes, designated the 15% Convertible Notes (individually referred to herein as a "Note," the series of notes is referred to herein collectively as the "Notes"), aggregating up to $10,000,000 issued by the Company. All the Notes shall rank pari passu in respect to payment of principal and interest and upon any dissolution, liquidation or winding-up of the Company. Any action permitted by this Note that is taken by one holder will be deemed to have been taken by all holders in proportion to the Principal Amount of each Holder's Note as compared to the total Principal Amount of the Notes then outstanding.

     1. Interest Rate. The unpaid balance of this Note shall bear interest at the rate of fifteen percent (15%) per annum, simple interest. Interest shall be calculated on a 365-day year and the actual number of days in each month.

     2. Payment/Maturity Date. Interest on the Note shall be paid quarterly, on the last day of March, June, September and December in each year, beginning September 30, 2012, and continuing until the Note is finally paid. The total outstanding principal balance hereof, together with accrued and unpaid interest, shall be paid on June 30, 2015. Interest must be paid in cash.

3.    Conversion.

(a) The Holder shall have the option to convert all or any part of the principal amount of this Note, together with all accrued interest thereon in accordance with the provisions of and upon satisfaction of the conditions contained in this Note, into fully paid and non-assessable shares of the Company's common stock as is determined by dividing that portion of the outstanding principal balance and accrued interest under this Note as of such date that the Holder elects to convert by the Conversion Price. The initial Conversion Price is $1.25.

(b) No fractional shares of common stock shall be issued upon conversion of this Note, and in lieu thereof the number of shares of common stock to be issued upon each conversion shall be rounded up to the nearest whole number of shares of common stock.

(c) The Holder's conversion right set forth in this Section may be exercised at any time and from time to time but prior to payment in full of the principal and accrued interest on this Note.

(d) The Holder may exercise the right to convert all or any portion of this Note only by delivery of a properly completed conversion notice on a Business Day to the Company's principal executive offices. Such conversion


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     shall be  deemed  to have  been  made  immediately  prior  to the  close of business on the Business Day of such delivery of the conversion notice (the "Conversion Date"), and the Holder shall be treated for all purposes as the record holder of the shares of common stock into which this Note is converted as of such date. For purposes of this Note, a Business Day is any day the Federal Reserve Bank is open.

(e) As promptly as practicable after the Conversion Date, the Company at its expense shall issue and deliver to the Holder of this Note a stock certificate or certificates representing the number of shares of common stock into which this Note has been converted.

(f) Upon the full conversion of this Note the Company shall be forever released from all of its obligations and liabilities under this Note.

(g) Holder acknowledges that the shares of common stock issuable upon conversion of this note are "restricted securities," as such term is defined under the Securities Act. Holder agrees that Holder will not attempt to pledge, transfer, convey or otherwise dispose of such shares except in a transaction that is the subject of either: (i) an effective registration statement under the Securities Act and any applicable state securities laws; or (ii) an opinion of counsel rendered by legal counsel satisfactory to the Company, which opinion of counsel shall be satisfactory to the Company, to the effect that such registration is not required. The Company may rely on such an opinion of Holder's counsel in making such determination. Holder consents to the placement of a legend on the shares of common stock issuable upon the exercise of this Note stating that the shares represented by the certificate have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

(h) Except for Exempt Issuances, if the Company sells any additional shares of common stock, or any securities convertible into common stock, at a price below the then applicable Conversion Price in a public or private offering in which the gross offering proceeds are in excess of $1,000,000, the Conversion Price will be reduced to equal the amount determined by the following formula:

      CP  x  (S1 + S2)  =  NCP
      ----------------
           S3

      Where:

     CP = the Conversion Price in effect immediately prior to the issuance of common stock or securities convertible into common stock

     S1 = the number of shares of the Company's common stock outstanding immediately prior to the issuance;

     S2 = the amount the Compamy  receives from the sale of the  securities in the transaction (plus any amounts receivable upon the conversion of any securities or the exercise of any warrants sold in the transaction) divided by the average closing price of the Company's common stock over the five trading days prior to the sale of the securities;


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     S3 = the number of shares of common stock  outstanding  immediately after the transaction, or which would be outstanding if:

          o all convertible securities which the Company sold in the transaction were converted into shares of the Company's common stock (at the lowest price at which the securities could be converted into the Company's common stock), and

          o    all warrants sold in the transaction were exercised.

    NCP = New Conversion Price

      The Conversion Price will also be proportionately adjusted in the event of any stock split, or capital reorganization.

(i)  The term "Exempt Issuance" means the sale or issuance of:

          o securities or options issued to the Company's employees, officers or directors pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Company's Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose,

          o securities issued and outstanding on June 5, 2012 which are exercisable or exchangeable for, or convertible into, shares of common stock, provided that such securities have not been amended since June 5, 2012 to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities.

          o securities issued in connection with an acquisition of oil and gas properties, the acquisition of an unaffiliated company, a joint venture or similar strategic transaction where the primary purpose is not to raise cash;

          o    securities upon the conversion of the Notes; or

          o securities issued upon the Company's Series E (i.e. the Placement Agents') warrants.

(j) If the common stock to be issued on conversion of this Note shall be changed into any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise, the holder of this Note shall, upon its conversion be entitled to receive, in lieu of the common stock which the Holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the Holder if it had exercised its rights of conversion immediately before such changes.

(k) If at any time there shall be a capital reorganization of the Company's common stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3) or merger of the Company into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other


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     person,  then,  as a part of such  reorganization,  merger or sale,  lawful provision shall be made so that the Holder of this Note will be entitled to receive the number of shares of stock or other securities or property from the successor corporation resulting from such merger to which the Holder would have been entitled as a result of such capital reorganization, merger or sale if this Note had been converted immediately before such capital reorganization, merger or sale.

(l) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holder of this Note against impairment.

(m) Upon the occurrence of each adjustment or readjustment pursuant to any provision hereof, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     4. Reservation of Shares. At all times while this Note shall be convertible into shares of common stock, the Company shall reserve and keep available out of its authorized but unissued shares of common stock solely for the purpose of effecting the conversion of this Note such number of its shares of such common stock as shall from time to time be sufficient to effect the conversion of this
Note in full. In the event that the number of authorized but unissued shares of such common stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, then in addition to such other remedies as shall be available to the Holder, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of such common stock to such number of shares as shall be sufficient for such purpose.

     5. Prepayment. On or prior to December 31, 2013, the Company may repay the Notes, without penalty, upon twenty days written notice to the Note holders if, during any twenty trading days within a period of thirty consecutive trading days, the closing price of the Company's common stock is $2.25 or greater and the Company's common stock has an average daily trading volume of 100,000 shares or more during the twenty trading days. After December 31, 2013 the Company may prepay the Notes upon twenty days written notice to the Note holders.

6.    Security.

(a) The Notes will be secured by a first lien on all of the Company's assets which the Company owns on the date the first Notes were sold, with the exception of the first four wells the Company drilled and completed and the undeveloped portion of the Company's 230 acre lease in the Batson Dome Field. The Notes will also be secured by any wells the Company drills and completes, or leases or other assets acquired, with the proceeds from the sale of Notes. The Holders will have a second priority security interest in the Company's first four wells and the undeveloped portion of the 230 acre lease in the Batson Dome Field.


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(b)   Notwithstanding the above, the Holders' lien will be subordinated to the lien of any new creditor, provided that:

     o the terms of the new financing are more favorable than the terms of the Notes the Company sold in 2010;

     o the lien of any new creditor may only extend to the Company's first four wells and the undeveloped portion of the Company's 230 acre lease in the Batson Dome Field;

     o    the amount borrowed cannot exceed $3,400,000; and

     o    any amounts borrowed can only be used to repay any Notes sold in 2010.

(c) Each Holder will be a party to an Agreement Among Lenders. Pursuant to the Agreement Among Lenders, the Holders will appoint GVC Capital LLC as their custodian for the purpose of holding the security documents which will evidence the Holders' lien on the Company's assets described above.

     Upon the occurrence the following, an Agent will be appointed:

     (i)  The conversion or full repayment of the Notes.

     (ii) An Event of Default,

    (iii) The decision of the Holders holding at least 2/3 of all of the then outstanding principal amounts of the Notes.

     The Agent shall act for the Holders in the following respects:

     (i) Upon conversion or full repayment of all of the Notes, the Agent will release the lien on the Company's assets.

     (ii) Upon an Event of Default, the Agent will enforce the Note and the security documents.

     7. Default. At the option of Holder, the unpaid principal balance of this Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder.

(a) The Company fails to make any payment of interest or principal on the date on which such payment becomes due and payable under this Note;

(b) The Company breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the Note holders and the breach or default continues uncured for a period of five Business Days after the date on which notice of the breach or default is first given to the Company, or ten trading days after the Company becomes, or should have become aware of such breach or default;


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(c)   The Company files for protection from its creditors under the federal bankruptcy code or a third party files an involuntary bankruptcy petition against the Company;

     8. Default, Interest and Attorney Fees. Upon declaration of a default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs, and fees shall be immediately due and payable, and the balance of the principal reaming unpaid will bear interest at 18% per year. In the event of default, the Company agrees to pay all costs of collection including reasonable attorney's fees.

     9. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

(a) Authorization; Enforceability. All action on the part of the Company, necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Note.

(c) No Violation. The execution, delivery and performance by the Company of this Note and the consummation of the obligations contemplated hereby will not result in a violation in any material respect of its Articles of Incorporation or By-Laws, or of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets.

(d) Covenants. So long as any Note is outstanding the Company will not pay any dividends or other distributions to the holders of any shares of its preferred stock or common stock unless all payments have been made to the Holders on a current basis.

     10. Assignment of Note. This Note may not be assigned by Company. The Note may be assigned by Holder with the express written consent of the Company.


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     11.  Loss of Note.  Upon  receipt  by the  Company of  evidence  reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

     12. Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

     13. Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between Company and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Company) and not to the payment of Interest.

     14. Purpose of Loan. Company certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

     15. Waiver of Presentment. Company and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

     16. Governing Law. As an additional consideration for the extension of credit, Company and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note will be construed in accordance with the laws of the State of Colorado.

     17. Arbitration. Any controversy or claim arising out of, or relating to this Note, or the making, performance, or interpretation thereof, shall be settled by arbitration in Houston, Texas in accordance with the rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.


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     18.  Binding  Effect.  The term  "Company" as used herein shall include the original Company of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Company of this Note alone as Company unless Holder has consented in writing to the substitution of another party as Company.

     19. Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Company and Holder, Holder is acting hereunder as a lender only.

     20. Severability. Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

     21. Amendment. This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.

     22. Time of the Essence. Time is of the essence for the performance of each and every obligation of Company hereunder.

     23. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

      If to the Company:

            Vanguard Energy Corporation
            1330 Post Oak Blvd., Suite 1600
            Houston, Texas 77056
            ATTN: Warren Dillard, President

            If to the Holder, at the address as shown on the register maintained by the Company for such purpose.


      The Company or the Holder may change their address for purposes of this Section by giving to the other addressee notice of such new address in conformance with this Section. If the Company receives any notice pursuant to this Note or any other Note of this series, it must, not later than five business days thereafter, dispatch a copy of such notice to the Holder of this Note and to each other Holder of any Note as reflected in the current Note Register.



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      IN WITNESS WHEREOF, the undersigned has executed this Note as of the
_____________ ___, 2012.

                                    Vanguard Energy Corporation



                                    By:/s/ Warren Dillard
                                       ------------------------------
                                       Warren Dillard, President





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                              NOTICE OF CONVERSION


      The undersigned hereby elects to convert the 15% Secured Note of Vanguard Energy Corporation (the "Company") into shares of the Company's common stock according to the terms of the Note, as of the date written below.

Conversion calculations:
                            Date of Conversion:

                            Principal Amount of Note to be Converted:

                            Payment of Interest in Common Stock Yes __  No __

                            If yes, $______ of Accrued Interest to be converted.



                              Signature:   --------------------------------

                              Name (Print):---------------------------------

                              Address:     --------------------------------






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                           VANGUARD ENERGY CORPORATION

                         ASSIGNMENT OF 15% SECURED NOTE

                     (Form of Assignment to be Executed if Note Holder
                    Desires to Transfer all or part of 15% Secured Note)



      FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers to _______________________________________________________.
            (Please print name and address including zip code)

                                          Please insert social security, federal
                                          tax ID number or other identifying
                                          number:




Check one:

|_|   the attached Note, or
|_|    $______ of the principal represented by the attached Note





Dated: ___________________                ______________________________
                                          Signature
                                          (Signature must conform in all
                                          respects to name of holder as shown on
                                          the face of the Note).



Note: Any transfer or assignment of the Note is subject to compliance with the restrictions on transfer imposed by the terms of the Note.





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